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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 12, 2004
                        (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.
             (Exact name of registrant as specified in its charter)

                                FILE NO. 1-12317
                            (Commission File Number)


              DELAWARE                                   76-0475815
      (State of incorporation)                        (I.R.S. Employer
                                                   Identification Number)

        10000 RICHMOND AVENUE
           HOUSTON, TEXAS                                77042-4200
        (Address of principal                            (Zip Code)
         executive offices)

           Registrant's telephone, including area code: (713) 346-7500

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 12, 2004 National-Oilwell, Inc. issued a press release containing earnings information for the three months and full year ended December 31, 2003.
A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NATIONAL-OILWELL, INC.


Date: February 12, 2004               /s/ Steven W. Krablin
                                      ------------------------------------------
                                      Steven W. Krablin
                                      Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX


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
EXHIBIT NO.                  DESCRIPTION
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
99.1                         Press Release dated February 12, 2004.